SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 2, 1997



                          GREENWICH AIR SERVICES, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                    0-22706                    58-1758941

(State or other           (Commission                (I.R.S. Employer
jurisdiction of           File Number)               Identification
incorporation)                                       Number)


             4590 NW 36th Street, Building 23, Miami, Florida 33122 (Address of principal executive offices including zip code)



       Registrant's telephone number, including area code: (305) 526-7000


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Item 5.   Other Events

                  Pursuant to the terms of the Agreement and Plan of Merger, dated March 9, 1997 between Greenwich Air Services, Inc. ("Greenwich"), General Electric Company ("GE") and GB Merger Corp., GE contemplated its acquisition of Greenwich on September 2, 1997.

         Attached and incorporated herein by reference in its entirety as
Exhibit 99.1 is a copy of the press release announcing completion of the acquisition.


Item 7(c).   Exhibits

99.1.     Press Release, dated September 2, 1997.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GREENWICH AIR SERVICES, INC.
                                               Registrant


Date:    September 2, 1997                     /s/ Michael A. Bucci
                                               --------------------
                                               Michael A. Bucci
                                               Secretary


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                                Index to Exhibits


Exhibit No.           Description
-----------           -----------

99.1.                 Press Release, dated September 2, 1997.

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